UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET PREMIER BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 77.7%
CONSUMER DISCRETIONARY - 10.6%
Automobiles - 2.5%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,485,174
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,156,097
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		795,909
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,000,000		1,008,432

Total Automobiles					4,445,612

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,769
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		63,600

Total Diversified Consumer Services					69,369

Hotels, Restaurants & Leisure - 1.1%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	120,000		123,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	160,000		143,600
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		607,050	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	280,000		289,100	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		770,400	(a)

Total Hotels, Restaurants & Leisure					1,933,150

Household Durables - 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		433,875

Media - 6.6%
21st Century Fox America Inc., Notes	8.875%	4/26/23	400,000		522,280
Comcast Corp., Notes	5.900%	3/15/16	400,000		439,637
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,299,190
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,117,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		455,262
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,633,125	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	327,566		360,323	(a)(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		899,531
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	500,000		562,136
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,314,226
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,691,360	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	530,000		533,312	(a)

Total Media					11,827,882

Specialty Retail - 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		291,600	(a)

TOTAL CONSUMER DISCRETIONARY					19,001,488

CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 2.2%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	475,632		527,548	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	475,774		529,080
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	472,097		530,262
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	451,406		533,646
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	437,903		539,439	(a)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000		1,251,167

Total Food & Staples Retailing					3,911,142

Food Products - 2.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921		826,550
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	625,000		697,656
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	340,000		364,650	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000		541,875	(a)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - 2.5% (continued)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	176,000	$182,160	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	2,000,000	2,004,848	(a)

Total Food Products				4,617,739

TOTAL CONSUMER STAPLES				8,528,881

ENERGY - 9.6%
Energy Equipment & Services - 1.3%
CGG, Senior Notes	6.500%	6/1/21	750,000	761,250
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	410,000	424,350
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	444,850	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	656,500	(a)

Total Energy Equipment & Services				2,286,950

Oil, Gas & Consumable Fuels - 8.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	725,758
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,080,000	834,300
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	181,050
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	620,245
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,180,000	1,188,850	(a)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	164,094
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	477,950
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	424,360
Devon Energy Corp., Senior Notes	1.875%	5/15/17	1,000,000	1,007,254
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	60,088
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	202,012
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	721,925
Hess Corp., Notes	7.875%	10/1/29	350,000	459,668
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	819,550
MEG Energy Corp., Senior Notes	7.000%	3/31/24	840,000	888,300	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	370,000	386,650	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	970,868
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	135,781
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	660,000	726,825
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	1,000,000	1,112,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	80,000	83,000
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	261,808	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	710,000	757,925	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	246,100	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,000,000	1,087,682
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	454,490
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	47,015

Total Oil, Gas & Consumable Fuels				15,046,048

TOTAL ENERGY				17,332,998

FINANCIALS - 20.6%
Banks - 12.6%
Bank of America Corp., Senior Notes	3.750%	7/12/16	1,000,000	1,057,507
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,212,910
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	817,601	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,500,000	2,756,250
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000	1,772,128
Citigroup Inc., Senior Notes	1.700%	7/25/16	1,000,000	1,011,356
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	471,725
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,150,087
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,827,350	(a)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	307,797	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	1,034,997

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Banks - 12.6% (continued)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,910,000	$1,881,350	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,327,323
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	760,000	742,900	(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	235,364
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,525,888
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	153,593
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	156,848
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	524,686	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	305,721	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/16/14	2,530,000	2,431,963	(c)(d)

Total Banks				22,705,344

Capital Markets - 2.8%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,884,494	(c)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000	1,143,192
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	885,592
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,145,519

Total Capital Markets				5,058,797

Consumer Finance - 1.0%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	421,750
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	500,000	558,005
SLM Corp., Senior Notes	6.125%	3/25/24	810,000	808,987

Total Consumer Finance				1,788,742

Diversified Financial Services - 2.7%
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	506,137
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	550,000	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,619,775
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	793,125
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	465,000	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	290,000	292,900
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(c)

Total Diversified Financial Services				4,765,687

Insurance - 1.1%
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	222,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	757,500
XL Capital Ltd., Senior Notes	5.250%	9/15/14	1,000,000	1,020,625

Total Insurance				2,000,125

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	745,200	(a)

TOTAL FINANCIALS				37,063,895

HEALTH CARE - 1.6%
Health Care Equipment & Supplies - 0.5%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	350,200	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	606,950

Total Health Care Equipment & Supplies				957,150

Health Care Providers & Services - 1.1%
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	520,000	542,750	(a)
HCA Inc., Debentures	7.500%	11/15/95	475,000	415,625
HCA Inc., Notes	7.690%	6/15/25	90,000	96,075

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - 1.1% (continued)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	$245,525
MPH Acquisition Holdings LLC, Senior Notes	6.625%	4/1/22	110,000	112,888	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	480,000	536,400

Total Health Care Providers & Services				1,949,263

TOTAL HEALTH CARE				2,906,413

INDUSTRIALS - 11.8%
Aerospace & Defense - 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	753,400
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	270,938

Total Aerospace & Defense				1,024,338

Airlines - 7.4%
Air 2 US, Notes	8.027%	10/1/19	1,591,513	1,679,046	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	360,000	390,150	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,654,421	1,910,856
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	128,654	148,273
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	362,043	416,349
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	533,354	576,022
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	718,890	787,185
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	823,076	913,614
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	490,116	564,858
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	663,211	724,558
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	949,324	1,013,403
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,082,883	2,228,685
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,756,264	2,041,657

Total Airlines				13,394,656

Commercial Services & Supplies - 0.4%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	650,475	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	79,380	(a)

Total Commercial Services & Supplies				729,855

Construction & Engineering - 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	270,000	245,700	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	610,000	651,175	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	360,000	374,400	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	201,000	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000	207,321	(a)

Total Construction & Engineering				1,679,596

Electrical Equipment - 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	370,600	(a)

Machinery - 0.5%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	777,450	(a)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	170,000	180,200	(a)

Total Machinery				957,650

Marine - 1.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,673,000	1,673,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	489,975	(a)

Total Marine				2,162,975

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Road & Rail - 0.2%
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	280,000	$288,400	(a)

Trading Companies & Distributors - 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	649,000

TOTAL INDUSTRIALS				21,257,070

INFORMATION TECHNOLOGY - 1.8%
IT Services - 1.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	465,000	468,488	(a)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	596,602
First Data Corp., Senior Notes	12.625%	1/15/21	940,000	1,118,600
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	161,250	(a)

Total IT Services				2,344,940

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	340,000	(a)

Technology Hardware, Storage & Peripherals - 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	528,940

TOTAL INFORMATION TECHNOLOGY				3,213,880

MATERIALS - 4.9%
Chemicals - 0.3%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	224,250	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	250,000	255,625	(a)(b)

Total Chemicals				479,875

Construction Materials - 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	609,000	(a)

Containers & Packaging - 1.2%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	460,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	213,529	224,740	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	590,000	625,400	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	51,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	630,000	704,025

Total Containers & Packaging				2,066,190

Metals & Mining - 2.4%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	198,000	218,344
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	430,000	395,600	(a)
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	300,000	351,827
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	100,000	94,864
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	960,000	964,935
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	490,000	485,100
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	260,000	291,850	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	620,000	694,400
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	213,500	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	614,800	(a)

Total Metals & Mining				4,325,220

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.7%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	540,000	$594,000	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	719,792

Total Paper & Forest Products				1,313,792

TOTAL MATERIALS				8,794,077

TELECOMMUNICATION SERVICES - 9.7%
Diversified Telecommunication Services - 9.0%
AT&T Inc., Senior Notes	5.625%	6/15/16	400,000	440,334
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	173,729
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	23,562
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	735,000	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	290,000	325,162
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	559,150	(a)
Orange, Notes	9.000%	3/1/31	600,000	867,688
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	154,870
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,233,208
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,162,250
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	770,000	821,975
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,738,401
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,580,625	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	490,000	515,725	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	780,000

Total Diversified Telecommunication Services				16,111,679

Wireless Telecommunication Services - 0.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	727,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	611,250	(a)

Total Wireless Telecommunication Services				1,338,750

TOTAL TELECOMMUNICATION SERVICES				17,450,429

UTILITIES - 2.4%
Electric Utilities - 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	206,850	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,033,121
Southern Co., Senior Notes	1.950%	9/1/16	150,000	153,639

Total Electric Utilities				2,393,610

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	26,457

Independent Power and Renewable Electricity Producers - 1.1%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	118,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	559,000	626,080	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	665,000	699,912
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	436,000	473,060	(a)

Total Independent Power and Renewable Electricity Producers				1,917,052

TOTAL UTILITIES				4,337,119

TOTAL CORPORATE BONDS & NOTES (Cost - $130,347,277)				139,886,250

ASSET-BACKED SECURITIES - 20.2%
AAA Trust, 2005-1A 1A3B	0.564%	2/27/35	472,033	347,681	(a)(c)(e)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	985,607	765,775
ACE Securities Corp., 2005-WF1 M1	0.574%	5/25/35	470,000	438,977	(c)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.954%	2/25/34	466,778	431,320	(c)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.084%	10/25/34	201,548	201,338	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 20.2% (continued)
Argent Securities Inc., 2003-W3 M1	1.279%	9/25/33	84,234	$81,400	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,163,410	2,152,592	(e)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	69,219	73,296	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.754%	12/25/39	225,910	215,203	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.954%	3/25/37	1,070,903	888,850	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.304%	3/25/37	406,205	292,467	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.654%	3/25/37	110,783	70,901	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	582,248	376,629
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	334,180
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.354%	11/25/45	105,599	101,580	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	224,073	227,470
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.914%	8/25/34	138,840	127,843	(c)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.274%	6/25/36	300,461	288,464	(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.054%	10/25/47	969,025	837,658	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.154%	8/25/47	44,528	37,513	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.574%	7/25/35	2,000,000	1,850,376	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.774%	1/25/35	391,717	386,562	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.624%	5/25/44	11,667	11,425	(a)(c)
Education Funding Capital Trust, 2004-1 B1	1.910%	6/15/43	1,200,000	1,113,000	(c)
EMC Mortgage Loan Trust, 2003-B A1	0.704%	11/25/41	36,283	35,746	(a)(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	784,083	661,966	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.904%	2/25/31	183,719	175,313	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	17,687	2,207
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	31,414	20,982
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	20,495	16,534
Greenpoint Manufactured Housing, 1999-2 A2	2.913%	3/18/29	425,000	370,184	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.542%	6/19/29	125,000	104,656	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.655%	2/20/30	125,000	103,749	(c)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	378,042	387,237	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	375,000	341,312	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.654%	3/13/32	600,000	536,707	(c)
GSAA Home Equity Trust, 2004-8 A3A	0.894%	9/25/34	160,273	159,239	(c)
GSAA Home Equity Trust, 2006-19 A3A	0.394%	12/25/36	647,495	377,089	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,520,502	1,490,987
GSRPM Mortgage Loan Trust, 2006-1 A1	0.454%	3/25/35	102,939	99,927	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.454%	9/25/36	165,337	155,302	(a)(c)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	136,887	135,713
Lehman XS Trust, 2007-1 WF1	5.064%	1/25/37	698,653	416,368	(c)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.054%	10/25/34	1,620,000	1,523,587	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.154%	3/25/33	18,948	17,886	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.279%	9/25/33	1,234,971	1,137,549	(c)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.054%	8/25/34	1,539,471	1,446,724	(c)
New Century Home Equity Loan Trust, 2004-2 A2	0.894%	8/25/34	475,320	444,628	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.084%	11/25/34	1,480,740	1,361,059	(c)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	192,217	199,108	(c)
Option One Mortgage Loan Trust, 2003-2 A2	0.754%	4/25/33	310,233	283,954	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 20.2% (continued)
Origen Manufactured Housing, 2006-A A2	2.635%	10/15/37	2,321,518	$1,987,732	(c)
Origen Manufactured Housing, 2007-A A2	2.450%	4/15/37	2,676,710	2,248,004	(c)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	525,066	110,264	(f)
Park Place Securities Inc., 2004-WCW1 M2	0.834%	9/25/34	1,252,682	1,236,771	(c)
Park Place Securities Inc., 2004-WHQ2 M2	1.099%	2/25/35	541,770	541,831	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	516,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.194%	6/25/34	400,842	377,396	(c)
RAAC Series, 2007-RP1 M1	0.704%	5/25/46	210,000	134,206	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	350,661	357,186
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	611,491
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.534%	11/25/35	567,752	475,686	(c)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.634%	3/25/34	348,989	336,675	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	227,337	232,844	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	230,484	228,844	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	632,453	677,351	(a)(e)
SLM Student Loan Trust, 2001-4 B	0.739%	1/25/21	942,446	938,533	(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	493,241	486,649
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	70,531	69,239	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.909%	3/25/35	412,677	413,836	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.384%	7/25/36	813,038	801,754	(a)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $31,976,712)				36,440,505

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.2%
American Home Mortgage Investment Trust, 2007-A 4A	0.604%	7/25/46	705,884	251,718	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	2.350%	12/20/34	368,964	254,132	(c)
BCAP LLC Trust, 2009-RR12 2A2	0.516%	3/26/35	1,844,014	856,465	(a)(c)
Bear Stearns Alt-A Trust, 2004-03 A1	0.794%	4/25/34	346,919	347,125	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.605%	1/25/36	832,563	647,733	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	609,788	140,930	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.524%	2/25/35	1,583,304	1,223,656	(c)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	86,638	2,107	(a)(c)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.404%	8/25/35	1,047,443	947,122	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.384%	10/25/35	1,522,547	1,379,344	(a)(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.354%	10/25/36	1,315,298	1,153,056	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.574%	11/25/34	279,683	245,620	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.694%	3/25/35	1,110,846	1,053,883	(c)
Countrywide Home Loans, 2006-HYB4 3B	2.573%	6/20/36	828,899	672,218	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.514%	3/25/35	466,765	412,749	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.526%	3/26/35	311,356	300,381	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.196%	4/25/20	1,273,109	67,913	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.663%	6/25/20	335,474	26,027	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.487%	8/25/20	229,514	16,166	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	4.351%	11/25/46	2,213,006	1,903,185	(c)

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.2% (continued)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.424%	11/25/46	316,280	$840,040	(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,199,475	1,258,828	(a)(c)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.956%	11/19/34	114,207	86,521	(c)
HarborView Mortgage Loan Trust, 2004-10 4A	2.551%	1/19/35	294,539	297,100	(c)
HarborView Mortgage Loan Trust, 2005-9 B10	1.907%	6/20/35	494,729	5	(c)
Impac CMB Trust, 2004-9 1A1	0.914%	1/25/35	40,742	36,367	(c)
Impac CMB Trust, 2005-2 2A2	0.954%	4/25/35	152,781	147,709	(c)
Impac CMB Trust, 2A-10	0.794%	3/25/35	310,538	261,316	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	114,407	113,472
Jefferies & Co., 2009-B 9A	0.488%	11/21/35	49,004	344,455	(a)(c)(e)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,026,452	656,315	(c)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.770%	9/25/35	630,000	583,785	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.113%	4/25/37	214,791	197,725	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.498%	6/15/36	267,643	671	(a)(c)(g)
Luminent Mortgage Trust, 2006-6 A1	0.354%	10/25/46	757,225	663,434	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.649%	11/21/34	1,534,446	1,567,204	(c)
MASTR ARM Trust, 2004-7 6M1	0.804%	8/25/34	488,343	456,448	(c)
Merit Securities Corp., 11PA 3A1	0.773%	4/28/27	118,102	102,765	(a)(c)
Merit Securities Corp., 11PA B3	2.403%	9/28/32	809,822	745,020	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	512,786	404,731	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	246,498	248,780	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,961,959	120,471	(c)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.972%	7/25/34	5,151,542	4,621	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.213%	7/25/34	913,592	23,382	(c)
Regal Trust IV, 1999-1 A	2.284%	9/29/31	45,485	42,349	(a)(c)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	84,788	80,660
Sequoia Mortgage Trust, 2003-2 A2	1.039%	6/20/33	30,759	29,906	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.467%	11/20/34	22,878	22,874	(c)
Sequoia Mortgage Trust, 2004-11 A1	0.457%	12/20/34	36,879	36,779	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.427%	1/20/35	301,899	276,744	(c)
Structured Asset Securities Corp., 1998-RF2 A	6.986%	7/15/27	285,788	286,523	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.454%	10/25/27	611,856	595,814	(c)
Structured Asset Securities Corp., 2003-9A 2A2	2.358%	3/25/33	180,656	179,048	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.954%	9/25/33	138,375	129,357	(a)(c)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.794%	9/25/43	485,440	461,782	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.894%	9/25/44	543,175	514,027	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.095%	9/25/37	311,540	325,993	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.608%	5/25/44	466,000	446,482	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	322,352	296,779	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	730,547	401,823
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.906%	9/25/36	1,142,664	734,353
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	4.906%	9/25/36	140,861	86,568
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	381,370	362,800	(c)
Washington Mutual Inc., 2005-AR8 2A1A	0.444%	7/25/45	326,264	302,647	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.444%	10/25/45	269,253	247,497	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.069%	7/25/46	870,461	505,248	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	21,705	22,793

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $22,832,456)				27,451,541

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MORTGAGE-BACKED SECURITIES - 0.2%
FNMA - 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost - $286,147)	6.500%	8/25/44	280,294		$313,830

SENIOR LOANS - 1.1%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	430,000		434,300	(h)(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		188,212	(h)(i)

TOTAL CONSUMER DISCRETIONARY					622,512

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		174,600	(h)(i)

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
FTS International Inc., Term Loan B	8.500%	5/6/16	38,894		39,443	(h)(i)

HEALTH CARE - 0.4%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	360,000		360,000	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	440,000		437,800	(h)(i)

TOTAL HEALTH CARE					797,800

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		341,000	(h)(i)

TOTAL SENIOR LOANS (Cost - $1,955,271)					1,975,355

SOVEREIGN BONDS - 8.9%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		983,740

Brazil - 2.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,981,000	BRL	3,744,004

Mexico - 3.3%
United Mexican States, Bonds	8.000%	6/11/20	11,147,000	MXN	961,982
United Mexican States, Bonds	6.500%	6/9/22	60,296,400	MXN	4,759,520
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	272,599

Total Mexico					5,994,101

Poland - 1.5%
Republic of Poland, Bonds	2.500%	7/25/18	6,885,000	PLN	2,183,582
Republic of Poland, Bonds	4.000%	10/25/23	1,740,000	PLN	565,077

Total Poland					2,748,659

Turkey - 1.1%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		219,030	(a)
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,200,000		1,240,500
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		429,800

Total Turkey					1,889,330

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - 0.4%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,060,000	$789,700
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000	1,467

Total Venezuela				791,167

TOTAL SOVEREIGN BONDS (Cost - $17,025,581)				16,151,001

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.8%
U.S. Government Obligations - 3.8%
U.S. Treasury Bonds	3.625%	8/15/43	810,000	819,872
U.S. Treasury Notes	0.250%	2/15/15	2,000,000	2,002,032
U.S. Treasury Notes	0.250%	2/28/15	4,000,000	4,004,064

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $6,769,987)				6,825,968

			SHARES
COMMON STOCKS - 0.9%
FINANCIALS - 0.7%
Banks - 0.7%
Citigroup Inc.			25,131	1,196,236

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc.			1,900	76,000	(e)

INDUSTRIALS - 0.2%
Building Products - 0.0%
Nortek Inc.			109	8,961	*

Marine - 0.2%
DeepOcean Group Holding AS			8,860	289,889	(e)(g)

TOTAL INDUSTRIALS				298,850

TOTAL COMMON STOCKS (Cost - $1,135,024)				1,571,086

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.9%
Capital Markets - 0.3%
State Street Corp.	5.900%		23,328	603,962	(c)

Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		62,722	1,712,311	(c)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		37,975	1,053,426	(c)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	136	*(e)(k)

Total Diversified Financial Services				1,053,562

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	1,710	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	3,600	*

Total Thrifts & Mortgage Finance				5,310

TOTAL PREFERRED STOCKS (Cost - $3,263,558)				3,375,145

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $215,592,013)				233,990,681

See Notes to Schedule of Investments.

WESTERN ASSET PREMIER BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 6.7%
Repurchase Agreements - 6.7%
Bank of America repurchase agreement dated 3/31/14; Proceeds at maturity - $12,000,013; (Fully collateralized by U.S. government obligations, 3.500% due 5/15/20; Market value - $12,240,005) (Cost - $12,000,000)	0.040%	4/1/14	12,000,000	$12,000,000

TOTAL INVESTMENTS - 136.6% (Cost - $227,592,013#)				245,990,681
Other Assets in Excess of Liabilities - 3.4%				6,085,223
Liquidation value of Preferred Shares - (40.0)%				(72,000,000)

TOTAL NET ASSETS - 100.0%				$180,075,904

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	The maturity principal is currently in default as of March 31, 2014.

(g)	Illiquid security.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)	The coupon payment on these securities is currently in default as of March 31, 2014.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$139,886,250	—	$139,886,250
Asset-backed securities	—	34,287,913	$2,152,592	36,440,505
Collateralized mortgage obligations	—	27,449,434	2,107	27,451,541
Mortgage-backed securities	—	313,830	—	313,830
Senior loans	—	1,975,355	—	1,975,355
Sovereign bonds	—	16,151,001	—	16,151,001
U.S. government & agency obligations	—	6,825,968	—	6,825,968
Common stocks:
Financials	$1,196,236	—	—	1,196,236
Health care	—	76,000	—	76,000
Industrials	8,961	—	289,889	298,850
Preferred stocks	3,369,699	5,446	—	3,375,145

Total long-term investments	$4,574,896	$226,971,197	$2,444,588	$233,990,681

Short-term investments†	—	12,000,000	—	12,000,000

Total investments	$4,574,896	$238,971,197	$2,444,588	$245,990,681

Other financial instruments:
Futures contracts	$42,955	—	—	$42,955

Total	$4,617,851	$238,971,197	$2,444,588	$246,033,636

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$17,846	—	$17,846

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMON STOCKS	TOTAL
Balance as of December 31, 2013	$3,293,008	$4,756	$291,986	$3,589,750
Accrued premiums/discounts	15,179	580	—	15,759
Realized gain (loss)	(34,828)	(9,141)	—	(43,969)
Change in unrealized appreciation (depreciation)[1]	(7,767)	5,912	(2,097)	(3,952)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[2]	(1,113,000)	—	—	(1,113,000)

Balance as of March 31, 2014	$2,152,592	$2,107	$289,889	$2,444,588

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014[1]	$(27,416)	$5,912	$(2,097)	$(23,601)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Notes to Schedule of Investments (unaudited) (continued)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty

Notes to Schedule of Investments (unaudited) (continued)

otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held forward foreign currency with credit related contingent features which had a liability position of $17,846. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,306,501
Gross unrealized depreciation	(4,907,833)

Net unrealized appreciation	$18,398,668

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	98	6/14	$12,145,955	$12,103,000	$42,955

At March 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,479,565	5/14/14	$(17,846)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$42,955	$—	$42,955
Foreign Exchange Risk	—	(17,846)	(17,846)

Total	$42,955	$(17,846)	$25,109

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$9,672,215
Forward foreign currency contracts (to sell)	2,466,991

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014